January 10, 1999

Dear Policy Holder:

Fiscal year 1998 was the best and worst of times for equity and fixed-income investors. While the year began and ended with U.S. stocks posting tremendous gains, the events in between left investors a bit uncertain about the outlook going forward.

                                                         1998 Total Return
Standard & Poor's 500 Index                                   +28.56%
Russell 2000 Index                                             -2.55%
Lehman Brothers Government/Corporate Bond Index                +8.69%
Morgan Stanley Europe, Australia, Far East (EAFE) Index       +20.33%

Performance quoted above assumes reinvestment of dividends. It is not intended to represent the performance of any Premium Fund Series. Complete performance information can be found following each discussion section of this report. Past performance does not guarantee future results. The indexes are unmanaged and assume no management fees or expenses. A direct investment in an unmanaged index is not possible.

   During the first half of 1998, U.S. and European stock markets continued to hit record levels fueled by a positive environment with low inflation, low interest rates and low unemployment. Between January 1 and July 17, the Standard & Poor's 500 Index rose +23.3% and the Morgan Stanley Europe, Australia, Far East (EAFE) Index had posted a comparable gain of +21.3%.
   However, as U.S. corporations began lowering their earnings expectations for the second half of 1998 and investors learned of escalating financial problems in Asia, Russia and Latin America, concern mounted that the U.S. economy would weaken. Foreign investors responded by moving their money out of riskier investments--stocks and non-government bonds--and into U.S. Treasuries for their safety and liquidity.
   Stock and non-government bond prices spiraled downward. Conversely, prices of U.S. Treasury securities skyrocketed causing yields to decline. For the first time since the 1960s, the yield on the benchmark 30-year U.S. Treasury fell below 5% to 4.97% at the end of September.
   To help ease the strain on the U.S. economy, the Federal Reserve responded by lowering its target for short-term interest rates three times in the fall. By the end of November, the federal funds rate (the interest rate charged between banks for overnight loans) was reduced a total of 0.75 percentage points to 4.75%.
   The impact of the Fed's rate cuts was tremendous. U.S. stocks soared to new highs--the large-cap S&P 500 Index returned +21.28% in the fourth quarter after reporting a near 10% drop in the third quarter. Small and mid-cap stocks also rebounded, but still underperformed their large-cap counterparts in 1998.
   Most strategists believe that the economies of Southeast Asia will bottom out in 1999, that Japan may begin to recover from its recession, and that the Federal Reserve has the capability, and the will, to keep the U.S. economy growing. As long as the economy continues to grow, we think the stock market will enjoy a favorable environment, though volatility may continue and returns may not be in the 20+% range we have seen for the past four years.
   On the following pages, the performance of each Series of Premium Fund is discussed in detail. After a difficult period like we encountered in 1998, it is important to remember that your annuity is a long-term investment that requires patience and a long-term perspective. We thank you for placing your confidence in Delaware Investments.

Sincerely,

/s/ Jeffrey J. Nick

Jeffrey J. Nick
Chairman, President and Chief Executive Officer
Delaware Investments Family of Funds

FOR GROWTH OF CAPITAL

Trend Series

Investment Strategy and Performance in 1998

   Bigger was better in fiscal 1998 as large-cap growth stocks dominated the marketplace in spite of a temporary pricing setback during the summer. Small company stocks, which trailed large-caps for much of the year, staged a strong rally in the fall after the Federal Reserve's three interest rate cuts. This rebound came too little too late for small stocks, which underperformed large-cap stocks by a wide margin for the year.
   Trend Series delivered a total return of +16.04% (capital change plus reinvestment of distributions) for the 12 months ended December 31, 1998, outdistancing its benchmark Russell 2000 Growth Index, which returned +1.23%. The large-cap Standard & Poor's 500 Index had a total return of +28.56% for the same 12-month period, reflecting the wide gap between large and small stock performance.
   In seeking long-term capital appreciation, the Series invests in small companies that its portfolio management believes are positioned to profit from dynamics within their industry, new products coming to market, and/or innovative changes in technology or marketing concepts.
   In 1998, technology stocks soared as investors clamored to own stocks in computer and internet-related companies. This sector led the Russell 2000 Growth Index with a +12.76% total return for the year ended December 31. Because Trend Series tends to hold a larger weighting in small technology stocks than the Index, this pushed our return ahead of the Index in 1998.

Portfolio Snapshot

   As of year end, Trend Series had 24.19% of its net assets invested in technology companies, including several small manufacturers of semiconductors (microchips used in virtually all electronics products, from computers to microwave ovens). Our weighting in the technology sector contributed positively to the Series' 1998 performance.
   In November 1998, worldwide sales of semiconductors increased to $11.4 billion, the highest mark since December 1997, according to the Semiconductor Industry Association. We continue to see strong profit margins from small companies operating in this arena, and we expect this industry to be prosperous over the coming years.
   One of our biggest areas for concern in 1998 was software companies, which did not perform well due to decreased business demand for software. Because software companies are focusing so much on solving Year 2000 problems, they are not developing as much new software, which has led to slowing sales. Once we pass the millennium milestone, we believe the software sector will regain earnings momentum and perform well.
   The health care sector had disappointing performance in 1998, largely the result of underperformance in the service side of the industry--that is, hospitals and hospital management companies. We were not heavily weighted in this sector during the past year.

Investment Outlook

   The small-cap market looks promising to us in 1999. Low inflation, a relatively strong economy and willingness by the Federal Reserve and central banks throughout the world to maintain a high level of liquidity in the financial markets offer a supportive backdrop for small-cap companies to increase their earnings.
   The silver lining in small-cap underperformance in 1998 is that small stocks are now selling at historically low prices relative to large stocks. This superior value, compared to their larger peers, provides encouragement for future performance.
   With that in mind, we have positioned the Series' portfolio in the stocks of small companies that should be able to participate to a greater extent than large companies in the next performance cycle.


--------------------------------------------------------------------------------
Trend Series Investment Objective

Seeks long-term capital appreciation. It attempts to achieve this objective by investing primarily in small capitalization common stocks and convertible securities of emerging and other growth-oriented companies which we believe are responsive to changes in the marketplace and have the fundamental characteristics to support growth.
--------------------------------------------------------------------------------
                                                                         Trend-1

Growth of a $10,000 Investment
December 27, 1993 through
December 31, 1998


                                   Russell 2000          NASDAQ
                  Trend Series     Growth Index      Industrial Index
  12/27/93          $10,000           $10,000            $15,289
   3/31/94          $10,060           $ 9,593            $14,781
   6/30/94          $ 9,791           $ 8,991            $13,552
   9/30/94          $10,221           $ 9,829            $14,752
  12/31/94          $10,161           $ 9,757            $14,304
   3/31/95          $10,786           $10,292            $15,214
   6/30/95          $11,996           $11,313            $16,795
   9/30/95          $13,669           $12,599            $19,628
  12/31/95          $14,145           $12,785            $18,307
   3/31/96          $14,494           $13,520            $19,447
   6/30/96          $16,350           $14,310            $21,071
   9/30/96          $16,036           $14,188            $21,019
  12/31/96          $15,755           $14,225            $21,057
   3/31/97          $15,845           $12,733            $19,317
   6/30/97          $15,779           $14,969            $22,443
   9/30/97          $19,942           $17,501            $26,097
  12/31/97          $19,055           $16,068            $23,170
   3/31/98          $21,070           $17,977            $27,127
   6/30/98          $21,146           $16,945            $28,038
   9/30/98          $17,864           $13,156            $25,114
  12/31/98          $22,110           $16,266            $31,749



                                  Trend Series
                          Average Annual Total Returns
                         -------------------------------
                         Lifetime                +17.15%
                         Five Years              +16.73%
                         One Year                +16.04%

                      For periods ending December 31, 1998

Past performance is not a guarantee of future results. Return and share price will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The chart above shows a $10,000 investment in the Trend Series, Russell 2000 Growth Index and the NASDAQ Industrial Index for the period from the Series' inception on December 27, 1993 through December 31, 1998. All dividends and capital gains were reinvested. The Indexes are unmanaged, with no set investment objective and do not include the "real world" costs of managing a mutual fund. Earnings from a variable annuity investment compound tax-free until withdrawal, so no adjustments were made for income taxes. The effect of an expense limitation is included in the chart. Performance does not reflect insurance fees related to a variable annuity product investment nor the deferred sales charge that would apply to certain withdrawals of investments held for less than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation was removed. For more information about fees, consult your variable annuity prospectus.


                                                                         Trend-2

Delaware Group Premium Fund, Inc.-Trend Series
Statement of Net Assets
December 31, 1998

                                                          Number         Market
                                                        of Shares         Value

  COMMON STOCK-94.96%
  Aerospace & Defense-0.45%
  AAR ...........................................         31,850     $   760,419
                                                                     -----------
                                                                         760,419
                                                                     -----------
  Banking, Finance & Insurance-8.86%
  Ambac Financial Group .........................         72,300       4,351,556
  Blanch (E.W.) Holdings ........................         26,300       1,247,606
  Doral Financial ...............................         17,800         398,275
  First American (Tennessee) ....................         86,000       3,816,250
 +Metris ........................................         58,800       2,951,025
  Resource Asset Investment Trust ...............         37,200         409,200
  Webster Financial .............................         63,100       1,733,278
                                                                     -----------
                                                                      14,907,190
                                                                     -----------
  Buildings & Materials-1.74%
 *Comfort Systems USA ...........................        117,500       2,100,312
 *National Equipment Services ...................         71,600         823,400
                                                                     -----------
                                                                       2,923,712
                                                                     -----------
  Business Services-2.19%
*+Profit Recovery Group .........................         98,000       3,681,125
                                                                     -----------
                                                                       3,681,125
                                                                     -----------
  Cable, Media & Publishing-12.01%
 *Chancellor Media Class A ......................        101,200       4,841,788
*+Consolidated Graphics .........................         69,800       4,715,863
 *Emmis Broadcasting ............................         40,300       1,748,012
*+Metro Networks ................................         26,500       1,127,906
*+Snyder Communications .........................         94,700       3,196,125
  TCA Cable TV ..................................         32,300       1,151,697
*+USA Networks ..................................        103,604       3,428,645
                                                                     -----------
                                                                      20,210,036
                                                                     -----------
  Chemicals-2.72%
*+Mettler-Toledo International ..................        163,100       4,576,994
                                                                     -----------
                                                                       4,576,994
                                                                     -----------
  Computers & Technology-24.19%
*+AnswerThink Consulting Group ..................         56,600       1,521,125
*+Aspect Development ............................         48,000       2,145,000
 *Bindview Development ..........................         72,800       2,011,100
 *Clarify .......................................         25,800         631,294
*+DSET ..........................................         34,400         381,625
 *EMC ...........................................         84,100       7,148,500
 *Fore Systems ..................................         61,400       1,122,469
 +Henry (Jack) & Associates .....................         73,100       3,645,863
 *Hyperion Solutions ............................         25,890         467,638
 *Infospace.com .................................          9,700         369,813
 *Inso ..........................................         13,900         348,369
 *J.D. Edwards ..................................         51,900       1,474,284
 *Network Appliance .............................         83,200       3,723,200
 *NOVA ..........................................         67,449       2,339,620
*+PLATINUM technology ...........................        155,195       2,982,654
*+Policy Management Systems .....................         10,400         525,200
 *Softworks .....................................         55,800         395,831
 *SPR ...........................................         63,800       1,084,600
 *SunGard Data Systems ..........................        116,000       4,603,750
*+Veritas Software ..............................         63,475       3,800,566
                                                                     -----------
                                                                      40,722,501
                                                                     -----------
----------------
Top 10 stock holdings, representing 30.9% of net assets, are printed in bold.

                                                          Number         Market
                                                        of Shares         Value
  COMMON STOCK (CONTINUED)
  Consumer Products-4.02%
*+Concepts Direct ...............................         24,900     $   210,094
 +G&K Services ..................................         26,300       1,397,187
 *Gemstar International
   Group Limited ................................         90,100       5,155,409
                                                                     -----------
                                                                       6,762,690
                                                                     -----------
  Electronics & Electrical Equipment-8.64%
*+Applied Micro Circuits ........................        148,900       5,062,600
*+Integrated Electrical Services ................         47,300       1,052,425
*+Micrel ........................................         63,800       3,524,950
 *Novellus Systems ..............................         31,400       1,551,356
*+Protection One ................................        144,900       1,240,706
 *Teradyne ......................................         49,600       2,101,800
                                                                     -----------
                                                                      14,533,837
                                                                     -----------
  Food, Beverage & Tobacco-2.08%
 *Cheesecake Factory ............................         87,700       2,600,853
 +Ruby Tuesday ..................................         42,100         894,625
                                                                     -----------
                                                                       3,495,478
                                                                     -----------
  Healthcare & Pharmaceuticals-8.40%
*+ABR Information Services ......................         51,800       1,000,387
*+Alternative Living Services ...................         58,900       2,017,325
 *Brookdale Living Communities ..................        140,200       2,681,325
*+Coulter Pharmaceuticals .......................         39,000       1,161,469
*+Renal Care Group ..............................         47,375       1,373,875
*+Sunrise Assisted Living .......................         90,500       4,677,719
 *Trigon Healthcare .............................         32,600       1,216,388
                                                                     -----------
                                                                      14,128,488
                                                                     -----------
  Industrial Machinery-0.11%
 *Spinnaker Industries Class A ..................          4,500          81,000
 *Spinnaker Industries Common ...................          5,800         101,500
                                                                     -----------
                                                                         182,500
                                                                     -----------
  Leisure, Lodging & Entertainment-1.32%
 *Dave & Buster's ...............................         80,300       1,844,391
*+Extended Stay America .........................         36,401         382,206
                                                                     -----------
                                                                       2,226,597
                                                                     -----------
  Retail-12.33%
 *Cost Plus .....................................         94,900       2,971,556
*+Dollar Tree Stores ............................         77,100       3,365,897
 *Hibbett Sporting Goods ........................         60,000       1,451,250
*+Linens 'n Things ..............................         91,300       3,617,763
 *MSC Industrial Direct Class A .................         40,500         916,313
  Schultz Sav-O Stores ..........................         30,000         500,625
 *Sonic .........................................         70,850       1,700,400
 *Staples .......................................        118,075       5,162,091
 *Wilmar Industries .............................         51,900       1,052,597
                                                                     -----------
                                                                      20,738,492
                                                                     -----------
  Telecommunications-5.90%
*+Aware .........................................         23,500         639,641
*+Genesys Telecommunication Laboratories ........         40,700         920,837
*+GeoTel Communications .........................        161,100       5,980,837
*+Nextlink Communications Class A ...............         63,000       1,803,375
 *Star Telecommunications .......................         47,000         574,281
                                                                     -----------
                                                                       9,918,971
                                                                     -----------
  Total Common Stock
   (cost $118,547,939) ..........................                    159,769,030
                                                                     -----------

                                                                         Trend-3

Trend Series
Statement of Net Assets (Continued)


                                                        Principal        Market
                                                         Amount          Value
REPURCHASE AGREEMENTS-6.25%
With Chase Manhattan 4.50%
   1/4/99 (dated 12/31/98,
   collateralized by $2,712,000
   U.S. Treasury Notes 7.875%
   due 8/15/01, market value
   $3,008,678) ..................................      $2,948,000    $2,948,000
With J.P. Morgan Securities 4.75%
   1/4/99 (dated 12/31/98,
   collateralized by $3,760,000
   U.S. Treasury Notes 5.75% due
   10/31/00, market value
   $3,867,937) ..................................       3,788,000     3,788,000



                                                        Principal        Market
                                                         Amount          Value
REPURCHASE AGREEMENTS (Continued)
With PaineWebber 4.85%
   1/4/99 (dated 12/31/98, collateralized by
   $824,000 U.S. Treasury Notes 7.75%
   due 12/31/99, market value $849,412 and
   $1,152,000 U.S. Treasury Notes 7.75%
   due 1/31/00, market value $1,227,269 and
   $1,157,000 U.S. Treasury Notes 6.25%
   due 8/31/00, market value $1,211,474 and
   $552,000 U.S. Treasury Notes 6.50%
   due 5/31/01, market value $577,866) ..........      $3,788,000    $3,788,000
                                                                     ----------
Total Repurchase Agreements
   (cost $10,524,000) ...........................                    10,524,000
                                                                     ----------

TOTAL MARKET VALUE OF SECURITIES-101.21% (cost $129,071,939) ....  $170,293,030

LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS-(1.21%) .........    (2,041,820)
                                                                   ------------
NET ASSETS APPLICABLE TO 8,516,814 SHARES ($0.01 PAR VALUE)
   OUTSTANDING; EQUIVALENT TO $19.76 PER SHARE-100.00% ..........  $168,251,210
                                                                   ============
COMPONENTS OF NET ASSETS AT DECEMBER 31, 1998:
Common stock, $0.01 par value, 1,000,000,000 shares authorized to the Fund with 50,000,000 shares allocated to the Series ......  $128,369,931
Undistributed net investment income .............................        12,547
Accumulated net realized loss on investments ....................    (1,352,359)
Net unrealized appreciation of investments ......................    41,221,091
                                                                   ------------
Total net assets ................................................  $168,251,210
                                                                   ============
------------------
* Non-income producing security for the year ended December 31, 1998.
+ Security is partially or fully on loan.

                             See accompanying notes



                                                                         Trend-4

Delaware Group Premium Fund, Inc.-Trend Series
Statement of Operations
Year Ended December 31, 1998


INVESTMENT INCOME:
Interest .......................................................    $   721,333
Dividends ......................................................        429,627
                                                                    -----------
                                                                      1,150,960
                                                                    -----------
EXPENSES:
Management fees ................................................      1,025,600
Accounting and administration ..................................         53,754
Professional fees ..............................................         16,710
Custodian fees .................................................         12,736
Reports and statements to shareholders .........................         10,938
Taxes (other than taxes on income) .............................          8,490
Registration fees ..............................................          6,430
Dividend disbursing and transfer agent
   fees and expenses ...........................................          2,664
Directors' fees ................................................          2,373
Other ..........................................................         16,644
                                                                    -----------
                                                                      1,156,339
                                                                    -----------
Less expenses absorbed or waived by
   Delaware Management Company .................................        (48,079)
                                                                    -----------
Total expenses .................................................      1,108,260
                                                                    -----------
NET INVESTMENT INCOME ..........................................         42,700
                                                                    -----------
NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS:
Net realized loss on investments ...............................     (1,048,182)
Net change in unrealized appreciation/
   depreciation of investments .................................     23,501,658
                                                                    -----------
NET REALIZED AND UNREALIZED
   GAIN ON INVESTMENTS .........................................     22,453,476
                                                                    -----------
NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS ...................................    $22,496,176
                                                                    ===========
                             See accompanying notes

Delaware Group Premium Fund, Inc.-Trend Series
Statements of Changes in Net Assets

                                                    Year Ended       Year Ended
                                                     12/31/98         12/31/97
                                                    ----------       ----------
INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS:
Net investment income........................     $     42,700     $    132,509
Net realized gain (loss) on investments......       (1,048,182)       2,089,208
Net change in unrealized appreciation /
   depreciation of investments...............       23,501,658       13,569,520
                                                  ------------     ------------
Net increase in net assets resulting from
   operations................................       22,496,176       15,791,237
                                                  ------------     ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income........................         (135,410)        (204,613)
Net realized gain on investments.............       (2,315,513)        (736,608)
                                                  ------------     ------------
                                                    (2,450,923)        (941,221)
                                                  ------------     ------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold....................      113,799,362       56,666,244
Net asset value of shares issued upon
   reinvestment of distributions from net
   investment income and net realized
   gain on investments.......................        2,450,923          941,222
                                                  ------------     ------------
                                                   116,250,285       57,607,466
Cost of shares repurchased...................      (86,320,418)     (10,604,885)
                                                  ------------     ------------
Increase in net assets derived from capital
   share transactions........................       29,929,867       47,002,581
                                                  ------------     ------------
NET INCREASE IN NET ASSETS...................       49,975,120       61,852,597
                                                  ------------     ------------
NET ASSETS:
Beginning of year............................      118,276,090       56,423,493
                                                  ------------     ------------
End of year..................................     $168,251,210     $118,276,090
                                                  ============     ============

                             See accompanying notes


                                                                         Trend-5

Delaware Group Premium Fund, Inc.-Trend Series
Financial Highlights


Selected data for each share of the Series outstanding throughout each period were as follows:


                                                                                  Year Ended December 31,
                                                                1998        1997         1996        1995         1994
                                                              ---------------------------------------------------------
Net asset value, beginning of year ........................   $17.380     $14.560      $14.020     $10.160      $10.200

Income (loss) from investment operations:
Net investment income .....................................     0.006       0.019        0.050       0.098        0.079
Net realized and unrealized gain (loss) on investments ....     2.736       3.031        1.380       3.852       (0.119)
                                                              -------     -------      -------     -------      -------
Total from investment operations ..........................     2.742       3.050        1.430       3.950       (0.040)
                                                              -------     -------      -------     -------      -------
Less dividends and distributions:
Dividends from net investment income ......................    (0.020)     (0.050)      (0.090)     (0.090)        none
Distributions from net realized gain on investments .......    (0.342)     (0.180)      (0.800)       none         none
                                                              -------     -------      -------     -------      -------
Total dividends and distributions .........................    (0.362)     (0.230)      (0.890)     (0.090)        none
                                                              -------     -------      -------     -------      -------

Net asset value, end of year ..............................   $19.760     $17.380      $14.560     $14.020      $10.160
                                                              =======     =======      =======     =======      =======

Total return ..............................................    16.04%      21.37%       11.00%      39.21%       (0.39%)

Ratios and supplemental data:
Net assets, end of year (000 omitted) .....................  $168,251    $118,276      $56,423     $20,510       $7,087
Ratio of expenses to average net assets ...................     0.81%       0.80%        0.80%       0.80%        0.80%
Ratio of expenses to average net assets
   prior to expense limitation ............................     0.85%       0.88%        0.92%       0.96%        1.47%
Ratio of net investment income to average net assets ......     0.03%       0.16%        0.56%       1.03%        1.63%
Ratio of net investment income (loss) to average net
   assets prior to expense limitation .....................    (0.01%)      0.08%        0.44%       0.87%        0.96%
Portfolio turnover ........................................      121%        125%         112%         76%          59%

                             See accompanying notes



                                                                         Trend-6

Delaware Group Premium Fund, Inc.-Trend Series
Notes to Financial Statements
December 31, 1998

Delaware Group Premium Fund, Inc. (the "Fund") is registered as a diversified open-end investment company under the Investment Company Act of 1940, as amended. The Fund is organized as a Maryland Corporation and offers 16 series: the Trend Series, the DelCap Series, the Small Cap Value Series (formerly the Value Series), the Social Awareness Series (formerly the Quantum Series), the Devon Series, the Decatur Total Return Series, the REIT Series, the Delaware Series, the Convertible Securities Series, the Emerging Markets Series, the International Equity Series, the Global Bond Series, the Delchester Series, the Strategic Income Series, the Capital Reserves Series, and the Cash Reserve Series. These financial statements and the related notes pertain to the Trend Series (the "Series"). The shares of the Fund are sold only to separate accounts of life insurance companies.

1. Significant Accounting Policies
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Series.

Security Valuation--Securities listed on an exchange are valued at the last quoted sales price as of the close of the NYSE on the valuation date. Securities not traded or securities not listed on an exchange are valued at the mean of the last quoted bid and asked prices. Money market instruments having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

Federal Income Taxes--The Series intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles.

Repurchase Agreements--The Series may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Series' custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 100% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other--Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

The Trend Series will make payments from net investment income and net realized gain on investments, if any, following the close of the fiscal year.

Certain expenses of the Fund are paid through "soft dollar" arrangements with brokers. The amount of these expenses is less than 0.01% of the Series' average daily net assets.

2. Investment Management and Other Transactions with Affiliates
In accordance with the terms of the Investment Management Agreement, the Series pays Delaware Management Company ("DMC"), the Investment Manager of the Series, an annual fee which is calculated at the rate of 0.75% of the average daily net assets of the Series.

DMC has elected to waive that portion, if any, of the annual management fee payable to the extent necessary to ensure that annual operating expenses exclusive of taxes, interest, brokerage commissions and extraordinary expenses do not exceed 0.85% of average daily net assets of the Series through April 30, 1999. Prior to May 1, 1998, the expense limitation was 0.80%.




                                                                         Trend-7

Trend Series
Notes to Financial Statements (Continued)


The Series has engaged Delaware Service Company, Inc. ("DSC"), an affiliate of DMC, to provide dividend disbursing, transfer agent and accounting services. The Series pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

On December 31, 1998, the Series had liabilities payable to affiliates as follows:

                                         Dividend disbursing
                    Investment             transfer agent,
                    management             accounting fees
                  fee payable to         and other expenses
                       DMC                 payable to DSC
                  --------------         -------------------
                     $99,360                   $5,886

Certain officers of DMC and DSC are officers, directors and/or employees of the Fund. These officers, directors and employees are paid no compensation by the Fund.

3. Investments
During the year ended December 31, 1998, the Series made purchases and sales of investment securities other than U.S. government securities and temporary cash investments as follows:

 Purchases .............     $185,532,545
 Sales .................     $153,307,565

At December 31, 1998, the aggregate cost of securities and unrealized appreciation (depreciation) for federal income tax purposes for the Series were as follows:

                        Aggregate           Aggregate
     Cost of           unrealized          unrealized        Net unrealized
   investments        appreciation        depreciation        appreciation
   -----------        ------------        ------------       --------------
  $129,508,010        $43,775,819         ($2,990,799)         $40,785,020

For federal income tax purposes, the Series had accumulated capital losses at December 31, 1998 as follows:

    Year of
   expiration
      2006
   ----------
    $916,288

4. Capital Stock
Transactions in capital stock shares were as follows:

                                                              Shares issued upon
                                                        reinvestment of distributions
                                                             from net investment
                                                           income and net realized           Shares              Net
                                        Shares sold          gain on investments          repurchased          increase
                                        -----------     -----------------------------     -----------          --------
   Year ended December 31, 1998 .....    6,458,076                 147,114                 (4,891,718)         1,713,472
   Year ended December 31, 1997 .....    3,548,538                  63,254                   (682,630)         2,929,162


5. Securities Lending
The Series may participate, along with other funds in the Delaware Investments Family of Funds, in a Securities Lending Agreement ("Lending Agreement"). Security loans made pursuant to the Lending Agreement are required at all times to be secured by U.S. Treasury obligations and/or cash collateral at least equal to 100% of the market value of securities issued in the U.S. and 105% of the market value of securities issued outside of the U.S. Cash collateral received is invested in fixed-income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top two tiers by Standard & Poors Ratings Group or Moody's Investors Service, Inc. or repurchase agreements collateralized by such securities. However, in the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event that the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series, or at the discretion of the lending agent, replace the loaned securities. The market value of the securities on loan and the related collateral received at December 31, 1998 were as follows:

     Market value of        Market value of
   securities on loan          collateral
   ------------------       ---------------
      $30,681,640             $30,653,648

Net income from securities lending activities for the year ended December 31, 1998 was $72,047 and is included in interest income on the statement of operations.


                                                                         Trend-8

Delaware Group Premium Fund, Inc.-Trend Series
Report of Independent Auditors

To the Shareholders and Board of Directors
Delaware Group Premium Fund, Inc.-Trend Series

We have audited the accompanying statement of net assets of Delaware Group Premium Fund, Inc.-Trend Series (the "Fund") as of December 31, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the Fund's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Group Premium Fund, Inc.-Trend Series at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP
                                                           ---------------------
                                                           Ernst & Young LLP

Philadelphia, Pennsylvania
February 5, 1999




                                                                         Trend-9

FOR TOTAL RETURN

Decatur Total Return Series

Investment Strategy and Performance in 1998
   Large-cap growth stocks continued to dominate market returns in 1998. This made it difficult for Decatur Total Return Series' large-cap value strategy to keep pace.
   For the 12 months ended December 31, 1998, the Series provided a total return of +11.35% (capital change plus reinvestment of distributions). This was less than half the 28.56% return of the unmanaged Standard & Poor's 500 Index for the same period.
   Much of the S&P 500's 12-month return was driven by a select group of large-cap growth companies. These stocks did not meet our investment criteria because their dividend yields were well below the average yield of the Index.
   Decatur Total Return Series' portfolio consists primarily of stocks that yield more than the average yield of the S&P 500. The potential benefits of this strategy are two-fold: a high yield may signal future appreciation potential and dividends offer investors up-front income while they wait for that possible appreciation.

Portfolio Snapshot
   During fiscal 1998, Decatur Total Return Series did not invest in technology stocks. None met our dividend-yield expectations. This was detrimental to the Series' 1998 performance since technology stocks were among the year's top performing sectors.
   Financial services stocks represented the largest percentage of portfolio net assets, though we modestly reduced our holdings of smaller banks. With the mergers completed in the banking industry in 1998, market prices have shifted in favor of banks that have merged. Therefore, we shifted our focus toward large banks. We believe they now offer better opportunities for capital appreciation and income potential than small banks.
   Our holdings of several pharmaceutical companies contributed positively to the Series' total return in 1998. These included companies that manufacture drugs to treat a range of conditions, from male pattern baldness and arthritis to infectious diseases.
   In a highly unusual move for the Series, we added more utility stocks. Deregulation in the electric industry has, in our opinion, created a unique opportunity for meaningful stock returns.

Investment Outlook
   In our opinion, this past year's volatility in the stock market signals the beginning of stock returns more consistent with historic trends. Over the next few years, we think annual returns from stocks may be moderate, ranging from 8% to 12% returns--still attractive compared to most investment alternatives.
   Historically, Decatur Total Return Series' large-cap value discipline has contributed the most to the portfolio during periods of more "normal" stock returns. Though past performance is not a guarantee of the future, we believe we may soon embark upon a new cycle of outperformance for our yield-oriented strategy.
   Given the challenges equity investors faced in 1998, it appears that investors have begun to pay closer attention to investment risk. In our view, a value-oriented approach like Decatur Total Return Series employs can help manage such risk within your portfolio.

--------------------------------------------------------------------------------

Decatur Total Return Series Investment Objective
Seeks long-term growth by investing primarily in securities that offer the potential for income and capital appreciation without undue risk to principal.

--------------------------------------------------------------------------------

                                                          Decatur Total Return-1

Growth of a $10,000 investment
January 1, 1989 through
December 31, 1998


                             Decatur Total Return Series      S&P 500 Index
  12/31/88                            $10,000                    $10,000
  12/31/89                            $11,303                    $13,169
  12/30/90                            $ 9,807                    $12,759
  12/31/91                            $11,997                    $16,647
  12/31/92                            $13,055                    $17,916
  12/31/93                            $15,072                    $19,722
  12/31/94                            $15,039                    $19,982
  12/31/95                            $20,473                    $27,492
  12/31/96                            $24,713                    $33,802
  12/31/97                            $32,325                    $45,080
  12/31/98                            $36,021                    $58,037


           Decatur Total Return Series
           Average Annual Total Returns
           ----------------------------
10 Years                                 +13.67%
Five Years                               +19.06%
One Year                                 +11.35%
       For periods ending December 31, 1998

Past performance is not a guarantee of future results. Return and share price will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The chart above shows a $10,000 investment in both the Decatur Total Return Series and the S&P 500 Index for the 10-year period from January 1, 1989 through December 31, 1998. All dividends and capital gains were reinvested. The Index is unmanaged, with no set investment objective and does not include the "real world" costs of managing a mutual fund. Earnings from a variable annuity investment compound tax-free until withdrawal, so no adjustments were made for income taxes. The effect of an expense limitation is included in the chart. Performance does not reflect insurance fees related to a variable annuity product investment nor the deferred sales charge that would apply to certain withdrawals of investments held for less than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation was removed. For more information about fees, consult your variable annuity prospectus.
                                                          Decatur Total Return-2

Delaware Group Premium Fund, Inc.-Decatur Total Return Series
Statement of Net Assets
December 31, 1998

                                                         Number         Market
                                                       of Shares        Value
 COMMON STOCK-97.95%
 Aerospace & Defense-1.40%
 Lockheed Martin ...................................     95,800    $  8,119,050
                                                                   ------------
                                                                      8,119,050
                                                                   ------------
 Automobiles & Automotive Parts-3.69%
 Ford Motor ........................................    217,200      12,746,925
 General Motors ....................................    121,100       8,666,219
                                                                   ------------
                                                                     21,413,144
                                                                   ------------
 Banking, Finance & Insurance-18.63%
 American General ..................................    185,900      14,500,200
 Aon ...............................................    111,425       6,170,159
 Bank One ..........................................    216,594      11,059,831
 BankAmerica .......................................    209,011      12,566,786
 BankBoston ........................................    168,200       6,549,288
 Chubb .............................................    149,300       9,685,838
 First Union .......................................    197,126      11,987,725
 Mellon Bank .......................................    148,800      10,230,000
+St. Paul ..........................................    217,000       7,540,750
 Summit Bancorp ....................................    174,775       7,635,483
 Wells Fargo .......................................    252,800      10,096,200
                                                                   ------------
                                                                    108,022,260
                                                                   ------------
 Cable, Media & Publishing-3.06%
 McGraw-Hill .......................................    174,200      17,746,625
                                                                   ------------
                                                                     17,746,625
 Chemicals-4.68%                                                   ------------
 duPont(E.I.)deNemours .............................    191,500      10,161,469
+Imperial Chemical ADR .............................    313,100      10,938,931
 PPG Industries ....................................    104,000       6,058,000
                                                                   ------------
                                                                     27,158,400
                                                                   ------------
 Consumer Products-2.79%
 Kimberly-Clark ....................................    297,000      16,186,500
                                                                   ------------
                                                                     16,186,500
                                                                   ------------
 Electronics & Electrical Equipment-5.70%
 Cooper Industries .................................    169,000       8,059,188
 Emerson Electric ..................................    191,600      11,986,975
 Thomas & Betts ....................................    126,400       5,474,700
+Xerox .............................................     63,700       7,516,600
                                                                   ------------
                                                                     33,037,463
                                                                   ------------
 Energy-8.00%
+British Petroleum ADR .............................     90,742       8,620,490
 Chevron ...........................................    159,800      13,253,413
 Mobil .............................................     98,500       8,581,813
 Royal Dutch Petroleum .............................    204,700       9,800,013
 USX-Marathon Group ................................    203,800       6,139,475
                                                                   ------------
                                                                     46,395,204
                                                                   ------------
 Environmental Services-1.15%
 Browning Ferris ...................................    233,980       6,653,806
                                                                   ------------
                                                                      6,653,806
                                                                   ------------
 Food, Beverage & Tobacco-5.94%
 Bestfoods .........................................    280,300      14,925,975
 Fortune Brands ....................................    273,900       8,662,088
 Heinz (H.J.) ......................................    191,800      10,860,675
                                                                   ------------
                                                                     34,448,738
                                                                   ------------
----------
Top 10 stock holdings, representing 25.5% of net assets, are printed in bold.
                                                         Number         Market
                                                       of Shares        Value
 COMMON STOCK (Continued)
 Healthcare & Pharmaceuticals-8.42%
 American Home Products ............................207,200   $11,667,950
 Baxter International ..............................186,300    11,981,419
+Glaxo Wellcome ADR ................................166,200    11,550,900
 Pharmacia & Upjohn ................................237,400    13,442,775
 Zeneca Group ADR ..................................  3,900       175,013
                                                              -----------
                                                               48,818,057
                                                              -----------
 Industrial Machinery-1.29%
 Deere & Co. .......................................225,900     7,482,938
                                                              -----------
                                                                7,482,938
                                                              -----------
 Metals & Mining-2.51%
 Allegheny Teledyne ................................217,800     4,451,288
 Aluminum Company of America .......................135,400    10,095,763
                                                              -----------
                                                               14,547,051
                                                              -----------
 Paper & Forest Products-2.03%
 Union Camp ........................................174,500    11,778,750
                                                              -----------
                                                               11,778,750
                                                              -----------
 Retail-3.44%
 May Department Stores .............................176,200    10,638,075
+Penney (J.C.) .....................................198,600     9,309,375
                                                              -----------
                                                               19,947,450
                                                              -----------
 Telecommunications-10.42%
 AT&T .............................................. 77,300     5,816,825
 Ameritech .........................................203,600    12,903,150
 Bell Atlantic .....................................167,700     9,527,456
+Cable & Wireless ADR ..............................159,100     5,846,925
 Frontier ..........................................372,400    12,661,600
 GTE ...............................................203,200    13,703,300
                                                              -----------
                                                               60,459,256
                                                              -----------
 Transportation & Shipping-1.58%
+British Airways ADR ...............................135,000     9,154,688
                                                              -----------
                                                                9,154,688
                                                              -----------
 Utilities-7.82%
 Dominion Resources ................................244,100    11,411,675
 Enron .............................................136,200     7,771,913
 Southern ..........................................188,400     5,475,375
 Texas Utilities ...................................244,600    11,419,763
+Williams ..........................................297,000     9,262,688
                                                              -----------
                                                               45,341,414
                                                              -----------
 Miscellaneous-5.40%
 Pitney Bowes ......................................278,900    18,424,831
 Tenneco ...........................................378,800    12,902,875
                                                              -----------
                                                               31,327,706
                                                              -----------
 Total Common Stock
 (cost $509,648,621) ...............................          568,038,500
                                                              -----------

                                                          Decatur Total Return-3

Decatur Total Return Series
Statement of Net Assets (Continued)
                                                              Principal                 Market
                                                               Amount                   Value

REPURCHASE AGREEMENTS-1.78%
With Chase Manhattan 4.50%
   1/4/99 (dated 12/31/98,
   collateralized by $2,663,000
   U.S. Treasury Notes 7.875%
   due 8/15/01, market value
   $2,954,359) ..........................................    $2,895,000             $  2,895,000
With J.P. Morgan Securities
   4.75% 1/4/99 (dated 12/31/98,
   collateralized by $3,693,000
   U.S. Treasury Notes 5.75%
   due 10/31/00, market value
   $3,798,106) ..........................................     3,720,000                3,720,000

                                                             Principal                    Market
                                                               Amount                     Value
REPURCHASE AGREEMENTS (Continued)
With PaineWebber 4.85%
  1/4/99 (dated 12/31/98,
  collateralized by $809,000
  U.S. Treasury Notes 7.75%
  due 12/31/99, market value
  $834,077 and $1,132,000 U.S.
  Treasury Notes 7.75% due 1/31/00,
  market value $1,205,112 and
  $1,136,000 U.S. Treasury Notes
  6.25% due 8/31/00, market value
  $1,189,602 and $542,000 U.S.
  Treasury Notes 6.50% due
  5/31/01, market value $567,433) .......................    $3,719,000             $  3,719,000
                                                                                    ------------
Total Repurchase Agreements
   (cost $10,334,000) ...................................                             10,334,000
                                                                                    ------------

TOTAL MARKET VALUE OF SECURITIES-99.73% (cost $519,982,621) .....................   $578,372,500

RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES-0.27% ...........................      1,534,197
                                                                                    ------------
NET ASSETS APPLICABLE TO 29,856,557 SHARES ($0.01 PAR VALUE) OUTSTANDING;
   EQUIVALENT TO $19.42 PER SHARE-100.00% .......................................   $579,906,697
                                                                                    ============
COMPONENTS OF NET ASSETS AT DECEMBER 31, 1998:
Common stock, $0.01 par value, 1,000,000,000 shares authorized to
the Fund with 50,000,000 shares allocated to the Series..........................   $476,116,153
Undistributed net investment income .............................................      1,818,869
Accumulated net realized gain on investments.....................................     43,581,796
Net unrealized appreciation of investments ......................................     58,389,879
                                                                                    ------------
Total net assets ................................................................   $579,906,697
                                                                                    ============

------------------
+Security is partially or fully on loan.

ADR-American Depository Receipt

                               See accompanying notes


                                                          Decatur Total Return-4

Delaware Group Premium Fund, Inc.-
Decatur Total Return Series
Statement of Operations
Year Ended December 31, 1998

INVESTMENT INCOME:
Dividends ........................................   $ 12,937,962
Interest .........................................        760,320
                                                     ------------
                                                       13,698,282
                                                     ------------

EXPENSES:
Management fees ..................................      3,018,521
Accounting and administration ....................        198,278
Professional fees ................................         71,825
Reports and statements to shareholders ...........         70,923
Registration fees ................................         69,542
Taxes (other than taxes on income) ...............         47,069
Custodian fees ...................................         12,520
Dividend disbursing and transfer agent
   fees and expenses .............................          9,000
Directors' fees ..................................          6,649
Other ............................................         77,069
                                                     ------------
Total expenses ...................................      3,581,396
                                                     ------------

NET INVESTMENT INCOME ............................     10,116,886
                                                     ------------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS:
Net realized gain on investments .................     43,739,574
Net change in unrealized appreciation /
   depreciation of investments ...................     (3,304,465)
                                                     ------------
NET REALIZED AND UNREALIZED
   GAIN ON INVESTMENTS ...........................     40,435,109
                                                     ------------
NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS .....................   $ 50,551,995
                                                     ============
                             See accompanying notes

Delaware Group Premium Fund, Inc.-
Decatur Total Return Series
Statements of Changes in Net Assets

                                                      Year Ended    Year Ended
                                                       12/31/98      12/31/97
                                                     ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS:
Net investment income ............................   $ 10,116,886  $  5,543,484
Net realized gain on investments .................     43,739,574    23,181,744
Net change in unrealized appreciation /
   depreciation of investments ...................     (3,304,465)   40,216,861
                                                     ------------  ------------
Net increase in net assets resulting from
   operations ....................................     50,551,995    68,942,089
                                                     ------------  ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income ............................     (8,876,285)   (5,726,790)
Net realized gain on investments .................    (23,162,228)  (14,788,457)
                                                     ------------  ------------
                                                      (32,038,513)  (20,515,247)
                                                     ------------  ------------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold ........................    180,559,930   187,531,270
Net asset value of shares issued upon
   reinvestment of distributions from net
   investment income and net realized
   gain on investments ...........................     32,038,513    20,515,247
                                                     ------------  ------------
                                                      212,598,443   208,046,517
Cost of shares repurchased .......................    (52,607,198)  (21,717,966)
                                                     ------------  ------------
Increase in net assets derived from capital
   share transactions ............................    159,991,245   186,328,551
                                                     ------------  ------------

NET INCREASE IN NET ASSETS .......................    178,504,727   234,755,393
                                                     ------------  ------------

NET ASSETS:
Beginning of year ................................    401,401,970   166,646,577
                                                     ------------  ------------
End of year ......................................   $579,906,697  $401,401,970
                                                     ============  ============
                             See accompanying notes

                                                          Decatur Total Return-5

Delaware Group Premium Fund, Inc.-Decatur Total Return Series
Financial Highlights


Selected data for each share of the Series outstanding throughout each period were as follows:

                                                                                Year Ended December 31,
                                                               1998         1997         1996        1995         1994
                                                             -----------------------------------------------------------

Net asset value, beginning of year ........................  $ 18.800     $ 15.980     $ 14.830     $11.480      $12.510

Income (loss) from investment operations:
Net investment income .....................................     0.361        0.324        0.377       0.416        0.412
Net realized and unrealized gain (loss) on investments ....     1.636        4.216        2.398       3.574       (0.422)
                                                             --------     --------     --------     -------      -------
Total from investment operations ..........................     1.997        4.540        2.775       3.990       (0.010)
                                                             --------     --------     --------     -------      -------
Less dividends and distributions:
Dividends from net investment income ......................    (0.327)      (0.370)      (0.420)     (0.430)      (0.420)
Distributions from net realized gain on investments .......    (1.050)      (1.350)      (1.205)     (0.210)      (0.600)
                                                             --------     --------     --------     -------      -------
Total dividends and distributions .........................    (1.377)      (1.720)      (1.625)     (0.640)      (1.020)
                                                             --------     --------     --------     -------      -------

Net asset value, end of year ..............................   $19.420     $ 18.800     $ 15.980     $14.830      $11.480
                                                             ========     ========     ========     =======      =======
Total return ..............................................     11.35%       31.00%       20.72%      36.12%       (0.20%)

Ratios and supplemental data:
Net assets, end of year (000 omitted) .....................  $579,907     $401,402     $166,647    $109,003      $72,725
Ratio of expenses to average net assets ...................      0.71%        0.71%        0.67%       0.69%        0.71%
Ratio of net investment income to average net assets ......      2.00%        2.02%        2.66%       3.24%        3.63%
Portfolio turnover ........................................        81%          54%          81%         85%          91%

                             See accompanying notes

                                                          Decatur Total Return-6

Delaware Group Premium Fund, Inc.-Decatur Total Return Series
Notes to Financial Statements
December 31, 1998

Delaware Group Premium Fund, Inc. (the "Fund") is registered as a diversified open-end investment company under the Investment Company Act of 1940, as amended. The Fund is organized as a Maryland Corporation and offers 16 series: the Trend Series, the DelCap Series, the Small Cap Value Series (formerly the Value Series), the Social Awareness Series (formerly the Quantum Series), the Devon Series, the Decatur Total Return Series, the REIT Series, the Delaware Series, the Convertible Securities Series, the Emerging Markets Series, the International Equity Series, the Global Bond Series, the Delchester Series, the Strategic Income Series, the Capital Reserves Series, and the Cash Reserve Series. These financial statements and the related notes pertain to the Decatur Total Return Series (the "Series"). The shares of the Fund are sold only to separate accounts of life insurance companies.

1. Significant Accounting Policies
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Series.

Security Valuation--Securities listed on an exchange are valued at the last quoted sales price as of the close of the NYSE on the valuation date. Securities not traded or securities not listed on an exchange are valued at the mean of the last quoted bid and asked prices. Money market instruments having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

Federal Income Taxes--The Series intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles.

Repurchase Agreements--The Series may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Series' custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 100% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other--Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

The Decatur Total Return Series will make payments from net investment income quarterly and distributions from net realized gain on investments, if any, following the close of the fiscal year.

Certain expenses of the Fund are paid through "soft dollar" arrangements with brokers. The amount of these expenses is less than 0.01% of the Series' average daily net assets.

2. Investment Management and Other Transactions with Affiliates
In accordance with the terms of the Investment Management Agreement, the Series pays Delaware Management Company ("DMC"), the Investment Manager of the Series, an annual fee which is calculated at the rate of 0.60% of the average daily net assets of the Series, less the fees paid to the unaffiliated directors.

DMC has elected to waive that portion, if any, of the annual management fee payable to the extent necessary to ensure that annual operating expenses exclusive of taxes, interest, brokerage commissions and extraordinary expenses do not exceed 0.80% of average daily net assets of the Series through April 30, 1999. No reimbursement was due for the year ended December 31, 1998.

                                                          Decatur Total Return-7

Decatur Total Return Series
Notes to Financial Statements (Continued)


The Series has engaged Delaware Service Company, Inc. ("DSC"), an affiliate of DMC, to provide dividend disbursing, transfer agent and accounting services. The Series pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

On December 31, 1998, the Series had liabilities payable to affiliates as follows:

                                                 Dividend disbursing
       Investment                                  transfer agent,
       management                                  accounting fees
     fee payable to                              and other expenses
          DMC                                      payable to DSC
  --------------------                           ------------------
       $183,612                                        $20,076

Certain officers of DMC and DSC are officers, directors and/or employees of the Fund. These officers, directors and employees are paid no compensation by the Fund.

3. Investments
During the year ended December 31, 1998, the Series made purchases and sales of investment securities other than U.S. government securities and temporary cash investments as follows:

 Purchases ................   $529,741,970
 Sales ....................   $393,176,423

At December 31, 1998, the aggregate cost of securities and unrealized appreciation (depreciation) for federal income tax purposes for the Series were as follows:

                                                                                Aggregate             Aggregate
                                                             Cost of           unrealized            unrealized       Net unrealized
                                                            investments       appreciation          depreciation       appreciation
                                                           ------------       ------------          ------------      --------------
                                                           $520,269,948        $84,653,404          ($26,550,852)      $58,102,552

4. Capital Stock
Transactions in capital stock shares were as follows:

                                                                             Shares issued upon
                                                                       reinvestment of distributions
                                                                            from net investment
                                                                          income and net realized      Shares              Net
                                                           Shares sold       gain on investments     repurchased         increase
                                                           ----------- ----------------------------- -----------         --------
Year ended December 31, 1998 ........................        9,550,511           1,783,160            (2,829,984)        8,503,687
Year ended December 31, 1997 ........................       10,893,570           1,321,652            (1,289,152)       10,926,070

5. Securities Lending
The Series may participate, along with other funds in the Delaware Investments Family of Funds, in a Securities Lending Agreement ("Lending Agreement"). Security loans made pursuant to the Lending Agreement are required at all times to be secured by U.S. Treasury obligations and/or cash collateral at least equal to 100% of the market value of securities issued in the U.S. and 105% of the market value of securities issued outside of the U.S. Cash collateral received is invested in fixed-income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top two tiers by Standard & Poors Ratings Group or Moody's Investors Service, Inc. or repurchase agreements collateralized by such securities. However, in the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event that the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series, or at the discretion of the lending agent, replace the loaned securities. The market value of the securities on loan and the related collateral received at December 31, 1998 were as follows:

            Market value of                    Market value of
           securities on loan                     collateral
           ------------------                  ---------------
               $26,530,685                        $26,480,706

Net income from securities lending activities for the year ended December 31, 1998 was $88,424 and is included in interest income on the statement of operations.

                                                          Decatur Total Return-8

Delaware Group Premium Fund, Inc.-Decatur Total Return Series
Report of Independent Auditors

To the Shareholders and Board of Directors
Delaware Group Premium Fund, Inc.-Decatur Total Return Series

We have audited the accompanying statement of net assets of Delaware Group Premium Fund, Inc.-Decatur Total Return Series (the "Fund") as of December 31, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the Fund's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Group Premium Fund, Inc.-Decatur Total Return Series at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.



                                                        /s/ Ernst & Young LLP
                                                        ---------------------
                                                          Ernst & Young LLP

Philadelphia, Pennsylvania
February 5, 1999

                                                          Decatur Total Return-9

FOR INTERNATIONAL DIVERSIFICATION


Global Bond Series

Investment Strategy and Performance in 1998
   During the last few months of 1998, a slightly weaker U.S. dollar led to solid returns from most non-U.S. bonds. Still, U.S. government bonds delivered the strongest performance of 1998 as a result of investors' summer romance with U.S. Treasuries.
   For the 12 months ended December 31, 1998, Global Bond Series had a modest total return of +7.82% (capital change plus reinvestment of distributions). This was significantly less than the robust +15.31% return of the Series' benchmark Salomon SmithBarney World Government Bond Index.
   We attribute the Series' underperformance to a substantially lower position in U.S. Treasuries relative to the Index. Our focus on undervalued bonds and high income potential limited our ability to purchase U.S. Treasuries and participate in this past summer's U.S. Treasury bond market rally.
   Global Bond Series seeks to provide a steady stream of current income while preserving capital by investing in both U.S. and foreign government and corporate bonds. The credit quality of the Series' holdings is a top priority--all of the bonds in the portfolio are rated "A" or better by Standard & Poor's or Moody's Investors Service.
   We generally look for bonds with an average maturity of between five and 10 years. We believe this allows the Series to earn an attractive level of income without increasing the risk to principal from fluctuating interest rates.

Portfolio Snapshot
   We prefer to invest in countries whose currencies are linked to currencies denominated in U.S. dollars. As of our fiscal year end, the Series had the largest portion of its net assets (approximately 19%) invested in bonds denominated in Canadian dollars. We believe the Canadian dollar, which depreciated in 1998 because of its exposure to declining Asian and commodity markets, currently offers superior value relative to the U.S. dollar.
   The Series' best performing bonds over the last 12 months were in South Africa. Bond prices in South Africa collapsed early in the summer following a 20% devaluation of the rand. Believing that the South African government was fundamentally sound, we took advantage of exceptional bond market values and increased our weighting in South African bonds. The Series benefited from yields that approached 15% and a subsequent rise in bond prices as the market recovered in August.

Investment Outlook
   In fiscal 1998, our allocation to corporate bonds was low relative to the Index because we believed the market was overvalued. In 1999, we expect to increase our allocation in corporate bonds because, in our opinion, they now offer better value compared to U.S. Treasuries.
   We believe the current willingness of governments to lower interest rates in order to stimulate economic growth could eventually lead to a trend toward higher inflation. Therefore, in 1999, we expect to increase our holdings of U.S. inflation-indexed bonds, which pay a coupon rate that rises with inflation. We view these fixed-income securities as currently undervalued due to the current low inflation environment in the U.S.
   While we expect market volatility to continue in 1999, in our opinion, further sharp stock market declines are less likely in the near future. We are, however, concerned that rising labor costs and fiscal problems in some financial markets could put additional pressure on corporate profits.
   If economic conditions stabilize in Japan, as we believe they will, this should speed the recovery process in many global economies.

--------------------------------------------------------------------------------
Global Bond Series Investment Objective
To seek current income consistent with the preservation of principal. It attempts to achieve this objective by investing primarily in foreign and U.S. bonds that may also provide the potential for capital appreciation.
--------------------------------------------------------------------------------

                                                                   Global Bond-1

Growth of a $10,000 Investment
May 2, 1996 through
December 31, 1998

                  Global Bond             Salomon SmithBarney
                    Series              World Govt. Bond Index
    5/2/96         $10,000                       $10,000
   5/31/96         $10,010                       $10,000
   6/30/96         $10,170                       $10,079
   7/31/96         $10,341                       $10,273
   8/31/96         $10,492                       $10,313
   9/30/96         $10,674                       $10,355
  10/31/96         $10,987                       $10,549
  11/30/96         $11,220                       $10,688
  12/31/96         $11,261                       $10,601
   1/31/97         $10,988                       $10,318
   2/28/97         $11,030                       $10,241
   3/31/97         $10,914                       $10,063
   4/30/97         $10,851                       $10,074
   5/31/97         $11,083                       $10,349
   6/30/97         $11,231                       $10,471
   7/31/97         $11,152                       $10,389
   8/31/97         $11,146                       $10,383
   9/30/97         $11,456                       $10,604
  10/31/97         $11,584                       $10,824
  11/30/97         $11,487                       $10,659
  12/31/97         $11,357                       $10,627
   1/31/98         $11,486                       $10,730
   2/28/98         $11,586                       $10,817
   3/31/98         $11,464                       $10,710
   4/30/98         $11,576                       $10,881
   5/31/98         $11,554                       $10,901
   6/30/98         $11,453                       $10,922
   7/31/98         $11,453                       $10,937
   8/31/98         $11,272                       $11,234
   9/30/98         $11,939                       $11,832
  10/31/98         $12,223                       $12,182
  11/30/98         $12,165                       $12,010
  12/31/98         $12,159                       $12,251


                               Global Bond Series
                          Average Annual Total Returns
--------------------------------------------------------------------------------
Lifetime                                                       +7.61%
One Year                                                       +7.82%
For periods ending December 31, 1998

Past performance is not a guarantee of future results. Return and share price will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The chart above shows a $10,000 investment in both the Global Bond Series and the Salomon SmithBarney World Government Bond Index for the period from the Series' inception on May 2, 1996 through December 31, 1998. All dividends and capital gains were reinvested. The Index is unmanaged, with no set investment objective and does not include the "real world" costs of managing a mutual fund. Earnings from a variable annuity investment compound tax-free until withdrawal, so no adjustments were made for income taxes. The effect of an expense limitation is included in the chart. Performance does not reflect insurance fees related to a variable annuity product investment nor the deferred sales charge that would apply to certain withdrawals of investments held for less than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation was removed. For more information about fees, consult your variable annuity prospectus.


                                                                   Global Bond-2

Delaware Group Premium Fund, Inc.-Global Bond Series
Statement of Net Assets
December 31, 1998

                                                                         Market
                                                       Principal         Value
                                                        Amount*         (U.S. $)
BONDS-93.14%
Australia-12.47%
Australian Government 6.75% 11/15/06 ...........   A$    700,000      $  478,196
Australian Government 7.00% 4/15/00 ............         100,000          62,940
Australian Government 10.00% 10/15/02 ..........         500,000         361,464
Federal National Mortgage Association
   5.75% 9/5/00 ................................         700,000         434,203
New South Wales Treasury 7.00%
   2/1/00 ......................................       1,400,000         876,347
Queensland Treasury 8.00% 8/14/01 ..............         750,000         493,545
                                                                      ----------
                                                                       2,706,695
                                                                      ----------
Canada-19.06%
Abbey National Treasury Service
   7.00% 12/31/99 ..............................   C$  1,350,000         898,310
Government of Canada 7.25% 6/1/07 ..............         500,000         380,085
Government of Canada 7.50% 3/1/01 ..............         500,000         345,036
Government of Canada 8.75% 12/1/05 .............         300,000         240,641
Government of Canada 10.25% 3/15/14 ............       1,100,000       1,111,798
Export-Import Bank of Japan
   7.75% 10/8/02 ...............................         160,000         112,802
Japan Highway 7.875% 9/27/02 ...................         400,000         282,495
KFW International Finance
   6.50% 12/28/01 ..............................          60,000          40,611
Kingdom of Norway 8.375% 1/27/03 ...............         200,000         145,493
Ontario Hydro 10.00% 3/19/01 ...................         300,000         215,790
Ontario Hydro 10.875% 3/29/99 ..................         550,000         363,957
                                                                      ----------
                                                                       4,137,018
                                                                      ----------
Germany-8.90%
Deutsche Pfandbriefe Hypotheken Bank
   5.625% 2/7/03 ...............................   Dem   200,000         129,033
Deutschland Republic 6.00% 1/4/07 ..............         600,000         411,514
Deutschland Republic 6.50% 7/4/27 ..............         600,000         451,736
DSL Finance NV Amsterdam 6.00%
   2/21/06 .....................................       1,400,000         941,042
                                                                      ----------
                                                                       1,933,325
                                                                      ----------
Netherlands-10.91%
Netherlands Government
   8.25% 9/15/07 ...............................   Nlg 3,400,000       2,369,694
                                                                      ----------
                                                                       2,369,694
                                                                      ----------
New Zealand-12.38%
International Bank Reconstruction &
   Development 5.50% 4/15/04 ...................   NZ$   700,000         359,912
New Zealand Government
   6.50% 2/15/00 ...............................         500,000         267,204
New Zealand Government
   7.00% 7/15/09 ...............................         200,000         118,337

                                                                         Market
                                                       Principal         Value
                                                        Amount*         (U.S. $)
BONDS (CONTINUED)
New Zealand (Continued)
New Zealand Government
   8.00% 2/15/01 ...............................         750,000     $   416,553
New Zealand Government
   8.00% 4/15/04 ...............................       1,350,000         794,620
New Zealand Government
   8.00% 11/15/06 ..............................       1,000,000         611,076
New Zealand Government
   10.00% 3/15/02 ..............................         200,000         119,658
                                                                      ----------
                                                                       2,687,360
                                                                      ----------
South Africa-4.15%
Republic of South Africa
   12.50% 1/15/02 ..............................   Sa  3,500,000         540,419
Republic of South Africa
   13.00% 8/31/10 ..............................       2,500,000         359,642
                                                                      ----------
                                                                         900,061
                                                                      ----------
Sweden-9.93%
Swedish Export Credit 6.50% 6/5/01 .............   Sk  5,000,000         650,020
Swedish Government 8.00% 8/15/07 ...............       2,200,000         345,742
Swedish Government 9.00% 4/20/09 ...............       6,300,000       1,085,204
Swedish Government 13.00% 6/15/01 ..............         500,000          75,077
                                                                      ----------
                                                                       2,156,043
                                                                      ----------
Switzerland-2.79%
Government of Switzerland
   4.50% 7/8/02 ................................   Chf   400,000         318,049
Government of Switzerland
   4.50% 10/7/04 ...............................         350,000         288,610
                                                                      ----------
                                                                         606,659
                                                                      ----------
United States-12.55%
International America Development Bank
   6.375% 10/22/07 .............................     $   300,000         320,625
J. Sainsbury 6.25% 3/27/02 .....................         100,000         101,688
Korea Electric Power 6.375% 12/1/03 ............         100,000          84,313
Matsushita Electric 7.25% 8/1/02 ...............         200,000         208,625
Republic of Finland 7.875% 7/28/04 .............         200,000         225,000
U.S. Treasury Bonds 6.375% 8/15/27 .............         200,000         229,521
U.S. Treasury Inflation Index Notes
   3.375% 1/15/07 ..............................         619,560         599,618
U.S. Treasury Inflation Index Notes
   3.625% 7/15/02 ..............................         357,528         355,294
U.S. Treasury Inflation Index Notes
   3.625% 1/15/08 ..............................         506,330         497,311
U.S. Treasury Notes 6.125% 7/13/00 .............         100,000         102,254
                                                                      ----------
                                                                       2,724,249
                                                                      ----------
Total Bonds (cost $20,186,818) .................                      20,221,104
                                                                      ----------



                                                                   Global Bond-3

Global Bond Series
Statement of Net Assets (Continued)


                                                                         Market
                                                       Principal         Value
                                                        Amount*         (U.S. $)
REPURCHASE AGREEMENTS-3.19%
With Chase Manhattan 4.50%
   1/4/99 (dated 12/31/98,
   collateralized by $179,000
   U.S. Treasury Notes 7.875%
   due 8/15/01, market value
   $198,406)................................             $194,500       $194,500
With J.P. Morgan Securities 4.75%
   1/4/99 (dated 12/31/98,
   collateralized by $248,000
   U.S. Treasury Notes 5.75% due
   10/31/00, market value
   $255,069)................................              250,000        250,000


                                                                         Market
                                                       Principal         Value
                                                        Amount*         (U.S. $)
REPURCHASE AGREEMENTS (CONTINUED)
With PaineWebber 4.85%
   1/4/99 (dated 12/31/98,
   collateralized by $54,000
   U.S. Treasury Notes 7.75% due
   12/31/99, market value $56,014
   and $76,000 U.S. Treasury Notes
   7.75% due 1/31/00, market value
   $80,932 and $76,000 U.S.
   Treasury Notes 6.25% due 8/31/00,
   market value $79,890 and
   $36,000 U.S. Treasury Notes
   6.50% due 5/31/01, market value
   $38,107).................................             $249,500       $249,500
                                                                        --------
Total Repurchase Agreements
    (cost $694,000).........................                             694,000
                                                                        --------

TOTAL MARKET VALUE OF SECURITIES-96.33% (COST $20,880,818).......... $20,915,104

RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES-3.67%...............     796,066
                                                                     -----------
NET ASSETS APPLICABLE TO 2,033,405 SHARES ($0.01 PAR VALUE)
   OUTSTANDING; EQUIVALENT TO $10.68 PER SHARE-100.00% ............. $21,711,170
                                                                     ===========

COMPONENTS OF NET ASSETS AT DECEMBER 31, 1998:
Common stock, $0.01 par value, 1,000,000,000 shares authorized to the Fund with 50,000,000 shares allocated to the Series............ $21,249,244
Undistributed net investment income**...............................     313,256
Accumulated net realized gain on investments........................     117,932
Net unrealized appreciation of investments and foreign currencies...      30,738
                                                                     -----------
Total net assets.................................................... $21,711,170
                                                                     ===========
-----------
* Principal amount is stated in the currency in which each bond is denominated. A$ - Australian Dollars
C$ - Canadian Dollars
Chf - Swiss Francs
Dem - German Deutsche Marks
Nlg - Dutch Guilders
NZ$ - New Zealand Dollars
Sa - South African Rand
Sk - Swedish Kroner
$ - U.S. Dollars

**Undistributed net investment income includes net realized gains (losses) on foreign currencies. Net realized gains (losses) on foreign currencies are treated as net investment income in accordance with provisions of the Internal Revenue Code.

                             See accompanying notes


                                                                   Global Bond-4

Delaware Group Premium Fund, Inc.-
Global Bond Series
Statement of Operations
Year Ended December 31, 1998

INVESTMENT INCOME:
Interest ......................................................     $ 1,264,640
Foreign tax withheld ..........................................          (3,308)
                                                                    -----------
                                                                      1,261,332
                                                                    -----------
EXPENSES:
Management fees ...............................................         141,939
Custodian fees ................................................           9,665
Accounting and administration .................................           7,450
Professional fees .............................................           6,796
Reports and statements to shareholders ........................           3,151
Registration fees .............................................           1,762
Directors' fees ...............................................             465
Dividend disbursing and transfer agent
   fees and expenses ..........................................             320
Other .........................................................           2,070
                                                                    -----------
                                                                        173,618
                                                                    -----------
Less expenses absorbed or waived by
   Delaware International Advisers Ltd ........................         (16,095)
                                                                    -----------
Total expenses ................................................         157,523
                                                                    -----------
NET INVESTMENT INCOME .........................................       1,103,809
                                                                    -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on:
Investments ...................................................         118,760
Foreign currencies ............................................         (71,426)
                                                                    -----------
Net realized gain .............................................          47,334
Net change in unrealized appreciation / depreciation of
   investments and foreign currencies .........................         309,368
                                                                    -----------
NET REALIZED AND UNREALIZED
   GAIN ON INVESTMENTS AND
   FOREIGN CURRENCIES .........................................         356,702
                                                                    -----------
NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS ..................................     $ 1,460,511
                                                                    ===========
                             See accompanying notes

Delaware Group Premium Fund, Inc.-
Global Bond Series
Statements of Changes in Net Assets

                                               Year Ended          Year Ended
                                                12/31/98             12/31/97

INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS:
Net investment income .....................   $  1,103,809         $    880,323
Net realized gain (loss) on investments
   and foreign currencies .................         47,334              (30,733)
Net change in unrealized appreciation /
   depreciation of investments and foreign
   currencies .............................        309,368             (543,397)
                                              ------------         ------------
Net increase in net assets resulting
   from operations ........................      1,460,511              306,193
                                              ------------         ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income .....................     (1,059,148)            (605,362)
Net realized gain on investments ..........        (16,415)             (83,855)
                                              ------------         ------------
                                                (1,075,563)            (689,217)
                                              ------------         ------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold .................      6,858,379           12,524,510
Net asset value of shares issued upon
   reinvestment of distributions from net
   investment income and net realized
   gain on investments ....................      1,075,563              689,217
                                              ------------         ------------
                                                 7,933,942           13,213,727
Cost of shares repurchased ................     (3,483,316)
                                              ------------         ------------
Increase in net assets derived from capital
   share transactions .....................      4,450,626            7,787,802
                                              ------------         ------------
NET INCREASE IN NET ASSETS ................      4,835,574            7,404,778
                                              ------------         ------------
NET ASSETS:
Beginning of year .........................     16,875,596            9,470,818
                                              ------------         ------------
End of year ...............................   $ 21,711,170         $ 16,875,596
                                              ============         ============

                             See accompanying notes



                                                                   Global Bond-5

Delaware Group Premium Fund, Inc.-Global Bond Series
Financial Highlights


Selected data for each share of the Series outstanding throughout each period were as follows:

                                                                                      5/2/96(1)
                                                             Year Ended December 31,    to
                                                                1998       1997       12/31/96
                                                            -----------------------------------
Net asset value, beginning of period ......................   $10.500    $10.960      $10.000

Income (loss) from investment operations:
Net investment income(2)...................................     0.608      0.636        0.339
Net realized and unrealized gain (loss) on investments
   and foreign currencies .................................     0.182     (0.551)       0.831
                                                              -------    -------      -------
Total from investment operations  .........................     0.790      0.085        1.170
                                                              -------    -------      -------

Less dividends and distributions:
Dividends from net investment income ......................    (0.600)    (0.460)      (0.210)
Distributions from net realized gain
   on investments..........................................    (0.010)    (0.085)        none
                                                              -------    -------      -------
Total dividends and distributions .........................    (0.610)    (0.545)      (0.210)
                                                              -------    -------      -------

Net asset value, end of period ............................   $10.680    $10.500      $10.960
                                                              =======    =======      =======

Total return ..............................................     7.82%      0.88%       11.79%

Ratios and supplemental data:
Net assets, end of period (000 omitted) ...................   $21,711    $16,876       $9,471
Ratio of expenses to average net assets ...................     0.83%      0.80%        0.80%
Ratio of expenses to average net assets prior to
   expense limitation  ....................................     0.92%      1.08%        1.19%
Ratio of net investment income to average net assets ......     5.83%      6.03%        6.51%
Ratio of net investment income to average net assets prior
   to expense limitation  .................................     5.74%      5.75%        6.12%
Portfolio turnover ........................................       79%        97%          56%

-------
(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(2) Per share information for the years ended December 31, 1997 and 1998 was based on the average shares outstanding method.

                             See accompanying notes




                                                                   Global Bond-6

Delaware Group Premium Fund, Inc.-Global Bond Series
Notes to Financial Statements
December 31, 1998

Delaware Group Premium Fund, Inc. (the "Fund") is registered as a diversified open-end investment company under the Investment Company Act of 1940, as amended. The Fund is organized as a Maryland Corporation and offers 16 series: the Trend Series, the DelCap Series, the Small Cap Value Series (formerly the Value Series), the Social Awareness Series (formerly the Quantum Series), the Devon Series, the Decatur Total Return Series, the REIT Series, the Delaware Series, the Convertible Securities Series, the Emerging Markets Series, the International Equity Series, the Global Bond Series, the Delchester Series, the Strategic Income Series, the Capital Reserves Series, and the Cash Reserve Series. These financial statements and the related notes pertain to the Global Bond Series (the "Series"). The shares of the Fund are sold only to separate accounts of life insurance companies.

1. Significant Accounting Policies
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Series.

Security Valuation--Securities listed on an exchange are valued at the last quoted sales price as of the close of the NYSE on the valuation date. Securities not traded or securities not listed on an exchange are valued at the mean of the last quoted bid and asked prices. Securities listed on a foreign exchange are valued at the last quoted sales price before the Series is valued. Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Money market instruments having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

Federal Income Taxes--The Series intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles.

Repurchase Agreements--The Series may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Series' custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 100% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Foreign Currency Transactions--Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar as of 3:00 PM EST. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Series does isolate that portion of gains and losses on investments in debt securities which are due to changes in the foreign exchange rate from that which are due to changes in market prices of debt securities. The Series reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other--Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Withholding taxes on foreign interest have been provided for in accordance with the Series' understanding of the applicable country's tax rules and rates. Original issue discounts are accreted to interest income over the lives of the respective securities.

The Global Bond Series will make payments from net investment income quarterly and distributions from net realized gain on investments, if any, following the close of the fiscal year.

Certain expenses of the Fund are paid through "soft dollar" arrangements with brokers. The amount of these expenses is less than 0.01% of the Series' average daily net assets.

2. Investment Management and Other Transactions with Affiliates
In accordance with the terms of the Investment Management Agreement, the Series pays Delaware International Advisers Ltd. ("DIAL"), the Investment Manager of the Series, an annual fee which is calculated at the rate of 0.75% of the average daily net assets of the Series.

DIAL has elected to waive that portion, if any, of the annual management fee payable to the extent necessary to ensure that annual operating expenses exclusive of taxes, interest, brokerage commissions and extraordinary expenses do not exceed 0.85% of average daily net assets of the Series through April 30, 1999. Prior to May 1, 1998, the expense limitation was 0.80%.

The Series has engaged Delaware Service Company, Inc. ("DSC"), an affiliate of Delaware Management Company ("DMC"), to provide dividend disbursing, transfer agent and accounting services. The Series pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.


                                                                   Global Bond-7

Global Bond Series
Notes to Financial Statements (Continued)


On December 31, 1998, the Series had liabilities payable to affiliates as follows:

                                          Dividend disbursing
                  Investment                transfer agent,
                  management                accounting fees
                fee payable to             and other expenses
                    DIAL                    payable to DSC
                --------------            -------------------
                  $13,434                        $855

Certain officers of DMC, DSC and DIAL are officers, directors and/or employees of the Fund. These officers, directors and employees are paid no compensation by the Fund.

3. Investments
During the year ended December 31, 1998, the Series made purchases and sales of investment securities other than U.S. government securities and temporary cash investments as follows:

   Purchases .....................  $16,344,830
   Sales .........................  $10,376,823

During the year ended December 31, 1998 the Series made purchases and sales of U.S. government securities as follows:

   Purchases  ....................  $1,857,081
   Sales .........................  $3,730,094

At December 31, 1998, the aggregate cost of securities and unrealized appreciation (depreciation) for federal income tax purposes for the Series were as follows:

                         Aggregate             Aggregate
     Cost of             unrealized           unrealized       Net unrealized
    investments         appreciation         depreciation       appreciation
    -----------         ------------         ------------      --------------
    $20,880,818           $726,483            ($692,197)          $34,286

4. Capital Stock
Transactions in capital stock shares were as follows:

                                                            Shares issued upon
                                                       reinvestment of distributions
                                                           from net investment
                                                        income and net realized             Shares           Net
                                    Shares sold            gain on investments            repurchased      increase
                                    -----------        -----------------------------      -----------      --------
Year ended December 31, 1998 ......    656,617                   103,550                   (334,171)        425,996
Year ended December 31, 1997 ......  1,188,335                    65,554                   (510,926)        742,963

5. Foreign Exchange Contracts
The Series will generally enter into forward foreign currency contracts as a way of managing foreign exchange rate risk. These contracts may be entered into to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. They may also be used to hedge the U.S. dollar value of securities it already owns denominated in foreign currencies.

Forward foreign currency contracts are valued at the mean between the bid and asked prices of the contracts and are marked-to-market daily. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Series' securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, a Series could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

There were no forward foreign currency contracts outstanding at December 31, 1998.

                                                                   Global Bond-8

Global Bond Series
Notes to Financial Statements (Continued)


6. Credit and Market Risk
Some countries in which the Series may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Series may be inhibited.

The Series may invest up to 10% of its total assets in illiquid securities which may include securities with contractual restrictions on resale and other securities which may not be readily marketable. The relative illiquidity of some of these securities may adversely affect the Series' ability to dispose of such securities in a timely manner and at a fair price when it is necessary to liquidate such securities.



                                                                   Global Bond-9

Delaware Group Premium Fund, Inc.-Global Bond Series
Report of Independent Auditors


To the Shareholders and Board of Directors
Delaware Group Premium Fund, Inc.-Global Bond Series

We have audited the accompanying statement of net assets of Delaware Group Premium Fund, Inc.-Global Bond Series (the "Fund") as of December 31, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the Fund's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Group Premium Fund, Inc.-Global Bond Series at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.


                                                    /s/ Ernst & Young LLP
                                                    ---------------------
                                                       Ernst & Young LLP

Philadelphia, Pennsylvania
February 5, 1999


                                                                  Global Bond-10